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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________


                                    FORM 8-K
                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                              ___________________

                                 MARCH 2, 1994
                                (Date of Report)


                           SMITH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                     1-8514                  95-3822631
(State or other              (Commission             (I.R.S. Employer
jurisdiction of              File Number)             Identification
incorporation or                                           No.)
 organization)


                               16740 HARDY STREET
                             HOUSTON, TEXAS  77032
                    (Address of principal executive offices)

                                 (713) 443-3370
                        (Registrant's telephone number,
                              including area code)


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         ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 2, 1994, but effective as of February 28, 1994, Smith International Acquisition Corp. (the "Company"), a Delaware corporation, and a wholly-owned subsidiary of Smith International, Inc. (the "Registrant"), purchased a 64% general partnership interest in, and certain affiliated interests of, M-I Drilling Fluids Company, a Texas general partnership ("MID") (collectively, the "Interests"), from Dresser Industries, Inc. ("Seller").

         The Company purchased the Interests for total consideration of: (i) $80,000,000 in cash, and (ii) a promissory note (the "Note") in the amount of $80,000,000 payable to Seller. The Note is payable at the Company's option, but not later than on August 31, 1994.

         The terms of the purchase of the Interests, including the purchase price, were negotiated on an arms'-length basis between the Company and Seller. The Company paid the purchase price for the Interests with: (i) $25,000,000 of the Company's funds, (ii) $55,000,000 borrowed from the Registrant and (iii) the Note.

         MID's assets include plant, equipment and property used, and which will continue to be used, in connection with manufacturing and marketing oil field drilling fluids and drilling fluid systems.

         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is presently impracticable to provide the required financial information relating to MID. The required financial information will be filed as soon as practicable, but not later than 60 days from the date this report must be filed.

         (b) Pro Forma Financial Information. It is presently impracticable to provide the required pro forma financial information relating to the Registrant. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days from the date this report must be filed.

         (c) Exhibits. The following exhibits are attached in accordance with the provisions of Item 601 of Regulation S-K:

                 2.1 Purchase and Sale Agreement (excluding exhibits and schedules to such agreement which are described on the exhibit index thereto and which will be provided to the Securities and Exchange Commission on request), dated as of February 28, 1994, by and between the Company and Seller.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SMITH INTERNATIONAL, INC.
                                            (Registrant)


Date:  March 14, 1994                By:  /s/ NEAL S. SUTTON
                                     Name:  Neal S. Sutton
                                     Title:  Vice President - Administration,
                                             General Counsel and Secretary






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                                 EXHIBIT INDEX

                                                                      SEQUENTIAL
                                                                      DOCUMENT
                                                                      NUMBERING
EXHIBIT                                                               PAGE NO.
- -------                                                               ----------

 2.1    Purchase and Sale Agreement (excluding exhibits and               5
        schedules to such agreement which are described on the
        exhibit index thereto and which will be provided to the Securities and Exchange Commission on request), dated as of February 28, 1994, by and between Smith
        International Acquisition Corp. and Dresser
        Industries, Inc.





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